SELIGMAN MUNICIPAL FUND SERIES, INC.

                             ARTICLES SUPPLEMENTARY

     Seligman Municipal Fund Series, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation") and registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: (a) The total number of shares of capital stock of all sub-classes of the Colorado Municipal Class of the Corporation (the "Colorado Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Colorado Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Colorado Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Colorado Series shall not exceed the authorized number of shares of Common Stock of the Colorado Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Colorado Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Colorado Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Colorado Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Colorado Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Colorado Series shall not exceed the authorized number of shares of Common Stock of the Colorado Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Colorado Series shall be referred to herein individually as a "Colorado Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Colorado Classes".

          (2) All Colorado Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Colorado Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Colorado Classes) shall be borne by that Colorado Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Colorado Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Colorado Series, shares of a particular Colorado Class may be automatically converted into shares of another Colorado Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Colorado Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Colorado Class shall apply in lieu of single Colorado Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Colorado Classes shall vote together as a single Colorado Class on any such matter that shall have the same effect on each such Colorado Class. As to any matter that does not affect the interest of a particular Colorado Class, only the holders of shares of the affected Colorado Class shall be entitled to vote.

     SECOND: (a) The total number of shares of capital stock of all sub-classes of the Georgia Municipal Class of the Corporation (the "Georgia Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Georgia Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Georgia Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Georgia Series shall not exceed the authorized number of shares of Common Stock of the Georgia Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Georgia Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Georgia Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Georgia Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Georgia Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Georgia Series shall not exceed the authorized number of shares of Common Stock of the Georgia Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with
     Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Georgia Series shall be referred to herein individually as a "Georgia Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Georgia Classes".

          (2) All Georgia Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Georgia Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Georgia Classes) shall be borne by that Georgia Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Georgia Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Georgia Series, shares of a particular Georgia Class may be automatically converted into shares of another Georgia Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of

          Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Georgia Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Georgia Class shall apply in lieu of single Georgia Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Georgia Classes shall vote together as a single Georgia Class on any such matter that shall have the same effect on each such Georgia Class. As to any matter that does not affect the interest of a particular Georgia Class, only the holders of shares of the affected Georgia Class shall be entitled to vote.

     THIRD: (a) The total number of shares of capital stock of all sub-classes of the Louisiana Municipal Class of the Corporation (the "Louisiana Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Louisiana Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Louisiana Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Louisiana Series shall not exceed the authorized number of shares of Common Stock of the Louisiana Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Louisiana Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Louisiana Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Louisiana Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Louisiana Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Louisiana Series shall not exceed the authorized number of shares of Common Stock of the Louisiana Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Louisiana Series shall be referred to herein individually as a "Louisiana Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Louisiana Classes".

          (2) All Louisiana Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Louisiana Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Louisiana Classes) shall be borne by that Louisiana Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Louisiana Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Louisiana Series, shares of a particular Louisiana Class may be automatically converted into shares of another Louisiana Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Louisiana Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Louisiana Class shall apply in lieu of single Louisiana Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Louisiana Classes shall vote together as a single Louisiana Class on any such matter that shall have the same effect on each such Louisiana Class. As to any matter that does not affect the interest of a particular Louisiana Class, only the holders of shares of the affected Louisiana Class shall be entitled to vote.

     FOURTH: (a) The total number of shares of capital stock of all sub-classes of the Maryland Municipal Class of the Corporation (the "Maryland Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Maryland Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Maryland Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Maryland Series shall not exceed the authorized number of shares of Common Stock of the Maryland Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Maryland Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Maryland Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Maryland Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Maryland Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Maryland Series shall not exceed the authorized number of shares of Common Stock of the Maryland Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Maryland Series shall be referred to herein individually as a "Maryland Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Maryland Classes".

          (2) All Maryland Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Maryland Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Maryland Classes) shall be borne by that Maryland Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Maryland Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Maryland Series, shares of a particular Maryland Class may be automatically converted into shares of another Maryland Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Maryland Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Maryland Class shall apply in lieu of single Maryland Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Maryland Classes shall vote together as a single Maryland Class on any such matter that shall have the same effect on each such Maryland Class. As to any matter that does not affect the interest of a particular Maryland Class, only the holders of shares of the affected Maryland Class shall be entitled to vote.

     FIFTH: (a) The total number of shares of capital stock of all sub-classes of the Massachusetts Municipal Class of the Corporation (the "Massachusetts Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Massachusetts Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Massachusetts Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Massachusetts Series shall not exceed the authorized number of shares of Common Stock of the Massachusetts Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Massachusetts Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Massachusetts Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Massachusetts Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Massachusetts Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Massachusetts Series shall not exceed the authorized number of shares of Common Stock of the Massachusetts Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Massachusetts Series shall be referred to herein individually as a "Massachusetts Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Massachusetts Classes".

          (2) All Massachusetts Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Massachusetts Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Massachusetts Classes) shall be borne by that Massachusetts Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Massachusetts Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Massachusetts Series, shares of a particular Massachusetts Class may be automatically converted into shares of another Massachusetts Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Massachusetts Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Massachusetts Class shall apply in lieu of single Massachusetts Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Massachusetts Classes shall vote together as a single Massachusetts Class on any such matter that shall have the same effect on each such Massachusetts Class. As to any matter that does not affect the interest of a particular Massachusetts Class, only the holders of shares of the affected Massachusetts Class shall be entitled to vote.

     SIXTH: (a) The total number of shares of capital stock of all sub-classes of the Michigan Municipal Class of the Corporation (the "Michigan Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Michigan Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Michigan Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Michigan Series shall not exceed the authorized number of shares of Common Stock of the Michigan Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Michigan Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Michigan Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Michigan Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Michigan Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Michigan Series shall not exceed the authorized number of shares of Common Stock of the Michigan Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Michigan Series shall be referred to herein individually as a "Michigan Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Michigan Classes".

          (2) All Michigan Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Michigan Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Michigan Classes) shall be borne by that Michigan Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Michigan Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Michigan Series, shares of a particular Michigan Class may be automatically converted into shares of another Michigan Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Michigan Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Michigan Class shall apply in lieu of single Michigan Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Michigan Classes shall vote together as a single Michigan Class on any such matter that shall have the same effect on each such Michigan Class. As to any matter that does not affect the interest of a particular Michigan Class, only the holders of shares of the affected Michigan Class shall be entitled to vote.

     SEVENTH: (a) The total number of shares of capital stock of all sub-classes of the Minnesota Municipal Class of the Corporation (the "Minnesota Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Minnesota Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Minnesota Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Minnesota Series shall not exceed the authorized number of shares of Common Stock of the Minnesota Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Minnesota Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Minnesota Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Minnesota Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Minnesota Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Minnesota Series shall not exceed the authorized number of shares of Common Stock of the Minnesota Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Minnesota Series shall be referred to herein individually as a "Minnesota Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Minnesota Classes".

          (2) All Minnesota Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Minnesota Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Minnesota Classes) shall be borne by that Minnesota Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Minnesota Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Minnesota Series, shares of a particular Minnesota Class may be automatically converted into shares of another Minnesota Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Minnesota Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Minnesota Class shall apply in lieu of single Minnesota Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Minnesota Classes shall vote together as a single Minnesota Class on any such matter that shall have the same effect on each such Minnesota Class. As to any matter that does not affect the interest of a particular Minnesota Class, only the holders of shares of the affected Minnesota Class shall be entitled to vote.

     EIGHTH: (a) The total number of shares of capital stock of all sub-classes of the Missouri Municipal Class of the Corporation (the "Missouri Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Missouri Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Missouri Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Missouri Series shall not exceed the authorized number of shares of Common Stock of the Missouri Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Missouri Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Missouri Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Missouri Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Missouri Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Missouri Series shall not exceed the authorized number of shares of Common Stock of the Missouri Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Missouri Series shall be referred to herein individually as a "Missouri Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Missouri Classes".

          (2) All Missouri Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Missouri Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Missouri Classes) shall be borne by that Missouri Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Missouri Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Missouri Series, shares of a particular Missouri Class may be automatically converted into shares of another Missouri Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Missouri Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Missouri Class shall apply in lieu of single Missouri Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Missouri Classes shall vote together as a single Missouri Class on any such matter that shall have the same effect on each such Missouri Class. As to any matter that does not affect the interest of a particular Missouri Class, only the holders of shares of the affected Missouri Class shall be entitled to vote.

     NINTH: (a) The total number of shares of capital stock of all sub-classes of the National Municipal Class of the Corporation (the "National Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the National Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the National Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the National Series shall not exceed the authorized number of shares of Common Stock of the National Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the National Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the National Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the National Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the National Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the National Series shall not exceed the authorized number of shares of Common Stock of the National Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the National Series shall be referred to herein individually as a "National Class" and collectively, together with any further subclass or sub classes from time to time established, as the "National Classes".

          (2) All National Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular National Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the National Classes) shall be borne by that National Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that National Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of National Series, shares of a particular National Class may be automatically converted into shares of another National Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any National Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the National Class shall apply in lieu of single National Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the National Classes shall vote together as a single National Class on any such matter that shall have the same effect on each such National Class. As to any matter that does not affect the interest of a particular National Class, only the holders of shares of the affected National Class shall be entitled to vote.

     TENTH: (a) The total number of shares of capital stock of all sub-classes of the New York Municipal Class of the Corporation (the "New York Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the New York Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the New York Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the New York Series shall not exceed the authorized number of shares of Common Stock of the New York Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the New York Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the New York Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the New York Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the New York Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the New York Series shall not exceed the authorized number of shares of Common Stock of the New York Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the New York Series shall be referred to herein individually as a "New York Class" and collectively, together with any further subclass or sub classes from time to time established, as the "New York Classes".

          (2) All New York Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular New York Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the New York Classes) shall be borne by that New York Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that New York Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of New York Series, shares of a particular New York Class may be automatically converted into shares of another New York Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any New York Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the New York Class shall apply in lieu of single New York Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the New York Classes shall vote together as a single New York Class on any such matter that shall have the same effect on each such New York Class. As to any matter that does not affect the interest of a particular New York Class, only the holders of shares of the

               (G) affected New York Class shall be entitled to vote.

     ELEVENTH: (a) The total number of shares of capital stock of all sub-classes of the Ohio Municipal Class of the Corporation (the "Ohio Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the Ohio Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Ohio Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Ohio Series shall not exceed the authorized number of shares of Common Stock of the Ohio Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Ohio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Ohio Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Ohio Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Ohio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Ohio Series shall not exceed the authorized number of shares of Common Stock of the Ohio Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Ohio Series shall be referred to herein individually as a "Ohio Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Ohio Classes".

          (2) All Ohio Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the

          Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Ohio Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Ohio Classes) shall be borne by that Ohio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Ohio Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Ohio Series, shares of a particular Ohio
          Class may be automatically converted into shares of another Ohio Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Ohio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Ohio Class shall apply in lieu of single Ohio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Ohio Classes shall vote together as a single Ohio Class on any such matter that shall have the same effect on each such Ohio Class. As to any matter that does not affect the interest of a particular Ohio Class, only the holders of shares of the affected Ohio Class shall be entitled to vote.

     TWELFTH: (a) The total number of shares of capital stock of all sub-classes of the Oregon Municipal Class of the Corporation (the "Oregon Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class

D Common Stock of the Oregon Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the Oregon Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the Oregon Series shall not exceed the authorized number of shares of Common Stock of the Oregon Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the Oregon Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the Oregon Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Oregon Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the Oregon Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the Oregon Series shall not exceed the authorized number of shares of Common Stock of the Oregon Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Oregon Series shall be referred to herein individually as a "Oregon Class" and collectively, together with any further subclass or sub classes from time to time established, as the "Oregon Classes".

          (2) All Oregon Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular Oregon Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Oregon Classes) shall be borne by that Oregon Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Oregon Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of Oregon Series, shares of a particular Oregon Class may be automatically converted into shares of another Oregon Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any Oregon Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the Oregon Class shall apply in lieu of single Oregon Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Oregon Classes shall vote together as a single Oregon Class on any such matter that shall have the same effect on each such Oregon Class. As to any matter that does not affect the interest of a particular Oregon Class, only the holders of shares of the affected Oregon Class shall be entitled to vote.

     THIRTEENTH: (a) The total number of shares of capital stock of all sub-classes of the South Carolina Municipal Class of the Corporation (the "South Carolina Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the

Board of Directors of the Corporation into two classes designated as Class A Common Stock and Class D Common Stock of the South Carolina Series. The number of authorized shares of Class A Common Stock and Class D Common Stock of the South Carolina Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such sub-class and y equaled one-half of the authorized but unissued shares of Common Stock of all sub-classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A and Class D Common Stock of the South Carolina Series shall not exceed the authorized number of shares of Common Stock of the South Carolina Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such sub-class.

     (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock and Class D Common Stock of the South Carolina Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of all classes of stock which the South Carolina Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the South Carolina Series shall have three subclasses of shares, which shall be designated Class A Common Stock, Class C Common Stock and Class D Common Stock. The number of authorized shares of Class A Common Stock, of Class C Common Stock and of Class D Common Stock of the South Carolina Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-third of the authorized but unissued shares of Common Stock of all subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class C and Class D Common Stock of the South Carolina Series shall not exceed the authorized number of shares of Common Stock of the South Carolina Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the South Carolina Series shall be referred to herein individually as a "South Carolina Class" and collectively, together with any further subclass or sub classes from time to time established, as the "South Carolina Classes".

          (2) All South Carolina Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

               (A) Class A shares may be subject to such front-end sales loads as may be established by the Board of Directors from time to time in accordance with the

          Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (B) Class C shares may be subject to such front-end sales loads and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (C) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

               (D) Expenses related solely to a particular South Carolina Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the South Carolina Classes) shall be borne by that South Carolina Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that South Carolina Class.

               (E) At such time as shall be permitted under the Investment Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of South Carolina Series, shares of a particular South Carolina Class may be automatically converted into shares of another South Carolina Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

               (F) As to any matter with respect to which a separate vote of any South Carolina Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (D) above), such requirement as to a separate vote by the South Carolina Class shall apply in lieu of single South Carolina Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the South Carolina Classes shall vote together as a single South Carolina Class on any such matter that shall have the same effect on each such South Carolina Class. As to any matter that does not affect the interest of a particular South Carolina Class, only the holders of shares of the affected South Carolina Class shall be entitled to vote.

     FOURTEENTH: These Articles Supplementary do not change the total number of authorized shares of the Corporation.

     IN WITNESS WHEREOF, SELIGMAN MUNICIPAL FUND SERIES, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary, and each of said officers of the Corporation has also acknowledged these Articles Supplementary to be the corporate act of the Corporation and has stated under penalties of perjury that to the best of his knowledge, information and belief that the matters and facts set forth with respect to approval are true in all material respects, all on May 24, 1999.

                                   SELIGMAN MUNICIPAL FUND SERIES, INC.


                                   By: /s/ Brian T. Zino
                                       --------------------------------
                                       Brian T. Zino, President
Witness:

       /s/ Frank J. Nasta
---------------------------------
    Frank J. Nasta, Secretary